SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - AUGUST 23, 1999
                        (date of earliest event reported)



                                    OEA, INC.
             (exact name of registrant as specified in its charter)


                           COMMISSION FILE NO. 1-6711



              DELAWARE                                 36-2362379
       (state of incorporation)             (I.R.S. Employer Identification No.)

     34501 EAST QUINCY AVENUE
         P.O. BOX 100488                                 80250
         DENVER, COLORADO                              (Zip Code)
(address of principal executive offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 693-1248


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                                    FORM 8-K

                                    OEA, INC.

                                AUGUST 23, 1999


ITEM 5.   OTHER EVENTS.

     On August 23, 1999, OEA, Inc. (the "Company") entered into the Second Amendment to Rights Agreement (the "Amendment") which amended a Rights Agreement dated as of March 25, 1999, as amended (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent. Pursuant to the Amendment, effective August 23, 1999, the Company has replaced ChaseMellon Shareholder Services, L.L.C. as Rights Agent under the Rights Agreement. The successor Rights Agent is LaSalle Bank National Association.


ITEM 7(c).    EXHIBITS FILED.

Exhibit Number      Description
--------------      -----------

4.1                 Second Amendment to Rights Agreement, dated as of
                    August 23, 1999, among OEA, Inc., ChaseMellon Shareholder Services, L.L.C. and LaSalle Bank National Association.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OEA, INC.


                                            By:  /s/ J. THOMPSON MCCONATHY
                                               ---------------------------------
                                                 J. Thompson McConathy
                                                 Vice President Finance

Dated:  August 24, 1999


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